                                  [LETTERHEAD]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
United Retail Group, Inc. and the
Plan Administrator of the United
Retail Group Retirement Savings Plan:


        We have audited the accompanying statements of net assets available for benefits of the United Retail Group Retirement Savings Plan as of December 31, 1998 and 1997, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing stan dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1998 and 1997, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

        Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of investments held for investment purposes, loans or fixed income obligations, and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                             /s/ Ary, Earman and Roepcke
                                             ---------------------------
                                                Ary, Earman and Roepcke



Columbus, Ohio,
February 24, 1999.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                                DECEMBER 31, 1998

                                                  Company        Balanced     Fixed        Equity         Aggressive      Int'l
                                        Total    Stock Fund        Fund       Fund          Fund             Fund         Fund
                                        -----    ----------      --------     -----        ------         ----------      -----
ASSETS

Investments, at Fair Value:
 Common Stock:
  United Retail Group, Inc.          $  948,967  $  948,967     $     -      $     -      $     -        $     -        $     -
  Other                                   7,062        -              -            -            -              -              -
 Shares of Registered Investment
  Companies:
   Scudder Balanced Fund              2,003,077        -         2,003,077         -             -             -              -
   Scudder Cash Investment Trust      2,008,561        -              -       2,008,561          -             -              -
   Scudder Growth and Income Fund     2,023,589        -              -            -        2,023,589          -              -
   Franklin Small Cap Growth Fund       705,645        -              -            -             -          705,645           -
   Warburg Pincus International
    Equity                              337,051        -              -            -             -             -           337,051
   Other                                275,655       1,684           -            -             -             -              -
Participant Loans                       336,038        -              -            -             -             -              -
                                     ----------  ----------     ----------   ----------   -----------    ----------     ----------
       Total Investments              8,645,645     950,651      2,003,077    2,008,561     2,023,589       705,645        337,051

Cash                                      1,888         835           -            -             -             -             1,053
                                     ----------  ----------     ----------   ----------   -----------    ----------     ----------
       Total Assets                   8,647,533     951,486      2,003,077    2,008,561     2,023,589       705,645        338,104
                                     ----------  ----------     ----------   ----------   -----------    ----------     ----------
LIABILITIES

Due to Brokers                            1,883         830           -            -             -             -             1,053
Administrative Fees Payable               5,732         140          1,585        3,364           627             8              8
                                     ----------  ----------     ----------   ----------   -----------    ----------     ----------
       Total Liabilities                  7,615         970          1,585        3,364           627             8          1,061
                                     ----------  ----------     ----------   ----------   -----------    ----------     ----------
NET ASSETS AVAILABLE FOR BENEFITS    $8,639,918  $  950,516     $2,001,492   $2,005,197   $ 2,022,962    $  705,637     $  337,043
                                     ==========  ==========     ==========   ==========   ===========    ==========     ==========


                                           Self Directed
                                             Brokerage         Loan
                                           Account/Other       Fund
                                           -------------       ----
ASSETS

Investments, at Fair Value:
 Common Stock:
  United Retail Group, Inc.                  $     -         $     -
  Other                                           7,062            -
 Shares of Registered Investment
  Companies:
   Scudder Balanced Fund                           -               -
   Scudder Cash Investment Trust                   -               -
   Scudder Growth and Income Fund                  -               -
   Franklin Small Cap Growth Fund                  -               -
   Warburg Pincus International
    Equity                                         -               -
   Other                                        273,971            -
Participant Loans                                  -            336,038
                                             ----------      ----------
       Total Investments                        281,033         336,038
Cash                                               -               -
                                             ----------      ----------
       Total Assets                             281,033         336,038
                                             ----------      ----------
LIABILITIES

Due to Brokers                                     -               -
Administrative Fees Payable                        -               -
                                             ----------      ----------
       Total Liabilities                           -               -
                                             ----------      ----------
NET ASSETS AVAILABLE FOR BENEFITS            $  281,033      $  336,038
                                             ==========      ==========

    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

                                DECEMBER 31, 1997

                                                   Company       Balanced     Fixed         Equity       Aggressive    Int'l
                                        Total     Stock Fund       Fund       Fund           Fund           Fund       Fund
                                        -----     ----------     --------     -----         ------       ----------    -----
ASSETS

Investments, at Fair Value:
 Common Stock:
  United Retail Group, Inc.         $  287,503    $  287,503     $     -      $     -       $     -     $     -      $     -
  Other                                  5,973          -              -            -             -           -            -
 Shares of Registered Investment
  Companies:
   Scudder Balanced Fund             1,665,349          -         1,665,349         -             -           -            -
   Scudder Cash Investment Trust     1,821,467          -              -       1,821,467          -           -            -
   Scudder Growth and Income Fund    1,945,426          -              -            -        1,945,426        -            -
   Janus Enterprise Fund               685,536          -              -            -             -        685,536         -
   Warburg Pincus International
    Equity                             349,042          -              -            -             -           -         349,042
   Other                               196,955          -              -            -             -           -            -
Participant Loans                      351,094          -              -            -             -           -            -
                                    ----------    ----------     ----------   ----------    ----------  ----------   ----------
NET ASSETS AVAILABLE FOR BENEFITS   $7,308,345    $  287,503     $1,665,349   $1,821,467    $1,945,426  $  685,536   $  349,042
                                    ==========    ==========     ==========   ==========    ==========  ==========   ==========

                                           Self Directed
                                             Brokerage         Loan
                                           Account/Other       Fund
                                           -------------       ----
ASSETS

Investments, at Fair Value:
 Common Stock:
  United Retail Group, Inc.                $     -         $     -
  Other                                         5,973            -
 Shares of Registered Investment
  Companies:
   Scudder Balanced Fund                         -               -
   Scudder Cash Investment Trust                 -               -
   Scudder Growth and Income Fund                -               -
   Janus Enterprise Fund                         -               -
   Warburg Pincus International
    Equity                                       -               -
   Other                                      196,955            -
Participant Loans                                -            351,094
                                           ----------      ----------
NET ASSETS AVAILABLE FOR BENEFITS          $  202,928      $  351,094
                                           ==========      ==========

    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                   Company       Balanced         Fixed        Equity       Aggressive    Int'l
                                        Total     Stock Fund       Fund           Fund          Fund           Fund       Fund
                                        -----     ----------     --------         -----        ------       ----------    -----
Investment Income:
   Net Appreciation (Depreciation)
     in Fair Value of Investments   $  738,400    $  530,593     $  206,266    $     -       $  (73,929)   $  (11,861)  $   14,578
   Mutual Funds                        431,962            80        137,312        88,324       190,820        11,699           25
   Interest                             26,503          -              -             -             -             -            -
   Dividend                                216          -              -             -             -             -            -
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
     Total Investment Income
       (Loss)                        1,197,081       530,673        343,578        88,324       116,891          (162)      14,603
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
Contributions:
   Employer                            170,685        12,602         39,850        25,066        55,184        26,936       11,047
   Participants                        847,441        42,369        187,508       167,806       268,125       128,126       53,507
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
     Total Contribution              1,018,126        54,971        227,358       192,872       323,309       155,062       64,554
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
Loan Repayments                           -            6,159         45,862        50,828        48,308        18,363       10,630

Loans Issued                              -          (12,902)       (48,941)      (51,944)      (44,666)      (11,761)     (10,286)

Interfund Transfers                       -          139,504        (56,034)       52,649       (84,524)      (21,003)     (32,026)

Administrative Expense                 (33,798)         (823)        (9,333)      (19,852)       (3,693)          (47)         (50)

Benefits to Participants              (849,836)      (54,569)      (166,347)     (129,147)     (278,089)     (120,351)     (59,424)
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
Increase (Decrease) in Net
   Assets Available for Benefits     1,331,573       663,013        336,143       183,730        77,536        20,101      (11,999)

Beginning Net Assets Available
   for Benefits                      7,308,345       287,503      1,665,349     1,821,467     1,945,426       685,536      349,042
                                    ----------    ----------     ----------    ----------    ----------    ----------   ----------
Ending Net Assets Available
   for Benefits                     $8,639,918    $  950,516     $2,001,492    $2,005,197    $2,022,962    $  705,637   $  337,043
                                    ==========    ==========     ==========    ==========    ==========    ==========   ==========

                                           Self Directed
                                             Brokerage           Loan
                                           Account/Other         Fund
                                           -------------         ----
Investment Income:
   Net Appreciation (Depreciation)
     in Fair Value of Investments          $   72,753        $     -
   Mutual Funds                                 3,702              -
   Interest                                      -               26,503
   Dividend                                       216              -
                                           ----------        ----------
     Total Investment Income
       (Loss)                                  76,671            26,503
                                           ----------        ----------
Contributions:
   Employer                                      -                 -
   Participants                                  -                 -
                                           ----------        ----------
     Total Contribution                          -                 -
                                           ----------        ----------
Loan Repayments                                  -             (180,150)

Loans Issued                                     -              180,500

Interfund Transfers                             1,434              -

Administrative Expense                           -                 -

Benefits to Participants                         -              (41,909)
                                           ----------        ----------
Increase (Decrease) in Net
   Assets Available for Benefits               78,105           (15,056)

Beginning Net Assets Available
   for Benefits                               202,928           351,094
                                           ----------        ----------
Ending Net Assets Available
   for Benefits                            $  281,033        $  336,038
                                           ==========        ==========

    The accompanying notes are an integral part of this financial statement.

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

            STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                   Company        Balanced     Fixed        Equity     Aggressive     Int'l
                                        Total     Stock Fund        Fund       Fund          Fund         Fund        Fund
                                        -----     ----------      --------     -----        ------     ----------     -----
Investment Income:
   Net Appreciation (Depreciation)
     in Fair Value of Investments  $  467,300   $   52,323      $  223,334   $     -     $  269,056   $   33,065    $  (68,476)
   Mutual Funds                       483,396         -             99,124       94,079     183,248       40,969        49,793
   Interest                            25,312         -               -            -           -            -             -
   Dividend                                53         -               -            -           -            -             -
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
     Total Investment Income
       (Loss)                         976,061       52,323         322,458       94,079     452,304       74,034       (18,683)
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
Contributions:
   Employer                           181,440       15,589          38,579       40,455      48,318       27,264        11,235
   Participants                       828,786       33,852         178,529      164,277     256,517      139,379        56,232
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
     Total Contribution             1,010,226       49,441         217,108      204,732     304,835      166,643        67,467
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
Loan Repayments                          -           5,748          36,654       40,508      41,436       16,280        11,124

Loans Issued                             -          (2,825)        (80,204)     (41,703)    (38,317)     (17,426)       (7,003)

Interfund Transfers                      -          35,670          (7,945)    (313,701)     90,854      (19,483)      (14,089)

Administrative Expense                (40,411)        -            (11,225)     (23,970)     (4,962)        -             (254)

Benefits to Participants             (964,847)     (25,516)       (292,321)    (183,768)   (331,884)     (55,725)      (31,172)
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
Increase (Decrease) in Net
   Assets Available for Benefits      981,029      114,841         184,525     (223,823)    514,266      164,323         7,390

Beginning Net Assets Available
   for Benefits                     6,327,316      172,662       1,480,824    2,045,290   1,431,160      521,213       341,652
                                   ----------   ----------      ----------   ----------  ----------   ----------    ----------
Ending Net Assets Available
   for Benefits                    $7,308,345   $  287,503      $1,665,349   $1,821,467  $1,945,426   $  685,536    $  349,042
                                   ==========   ==========      ==========   ==========  ==========   ==========    ==========

                                           Self Directed
                                             Brokerage             Loan
                                           Account/Other           Fund
                                           -------------           ----
Investment Income:
   Net Appreciation (Depreciation)
     in Fair Value of Investments           $  (42,002)        $     -
   Mutual Funds                                 16,183               -
   Interest                                       -                25,312
   Dividend                                         53               -
                                            ----------         ----------
     Total Investment Income
       (Loss)                                  (25,766)            25,312
                                            ----------         ----------
Contributions:
   Employer                                       -                  -
   Participants                                   -                  -
                                            ----------         ----------
     Total Contribution                           -                  -
                                            ----------         ----------
Loan Repayments                                   -              (151,750)

Loans Issued                                      -               187,478

Interfund Transfers                            228,694               -

Administrative Expense                            -                  -

Benefits to Participants                          -               (44,461)
                                            ----------         ----------
Increase (Decrease) in Net
   Assets Available for Benefits               202,928             16,579

Beginning Net Assets Available
   for Benefits                                   -               334,515
                                            ----------         ----------
Ending Net Assets Available
   for Benefits                             $  202,928         $  351,094
                                            ==========         ==========

    The accompanying notes are an integral part of this financial statement.
                                       F-4

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS



(1)    DESCRIPTION OF THE PLAN

       General

       The United Retail Group Retirement Savings Plan (the "Plan") is a defined contribution plan covering certain employees of United Retail Group, Inc. and its affiliates (the "Employer") who are at least 21 years of age and have completed 1,000 or more hours of service during their first consecutive twelve months of employment or any calendar year beginning in or after their first consecutive twelve months of employment. Certain employees of the Employer, who are covered by a collective bargaining agreement, are not eligible to participate in the Plan.

       The following description of the Plan provides only general information.
          Participants should refer to the Plan agreement for a more complete description of the Plan's provisions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

       Amendments

       Effective January 1, 1998, the Plan was amended to increase the maximum allowable percentage as noted under "Contributions" below.

       Effective January 1, 1997, the Plan was amended and restated to, among other things,
          (1) allow in-service withdrawals as noted under "Payment of Benefits" below, and
          (2) make certain changes in the Plan as were required by law.

       Contributions

       Employer Contributions:

       The Employer may provide a 50% matching contribution on the first 3% of a participant's voluntary contributions.

       Participant Voluntary Contribution:

       A participant may elect to make a voluntary tax-deferred contribution of 1% to 15% of his or her annual compensation up to the maximum permitted under Section 402(g) of the Internal Revenue Code adjusted annually ($10,000 at December 31, 1998). Prior to January 1, 1998 a voluntary tax-deferred contribution up to only 12% was allowed. The annual compensation of each participant taken into account under the Plan is limited to the maximum amount permitted under Section 401(a)(17) of the Internal Revenue Code. The annual compensation limit for the Plan year ended December 31, 1998, was $160,000. This voluntary tax-deferred contribution may be limited by Section 401(k) of the Internal Revenue Code.

       Vesting

       A participant is fully and immediately vested for voluntary and rollover contributions and is credited with a year of vesting service in the Employer's contributions for each Plan year that they are credited with a least 500 hours of service. A summary of vesting percentages in the Employer's contributions follows:

          Years of Vesting Service                        Percentage
          ------------------------                        ----------
              Less than 3 years                                0%
              3 years                                         20
              4 years                                         40
              5 years                                         60
              6 years                                         80
              7 years                                        100

       Payment of Benefits

       The full value of participants' accounts becomes payable upon retirement, disability, or death. Upon termination of employment for any other reason, participants' accounts, to the extent vested, become payable. Participants will receive any benefit to which they are entitled in the form of, (1) lump-sum cash distribution, with those participants holding more than 100 shares of Employer Securities receiving shares for the portion of their account invested in Employer Securities, (2) if eligible a payment directly to an eligible retirement plan specified by the Participant or (3) if the account balance is greater than $3,500 and the Participant has attained age 70-1/2, cash installments over a period not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancies of the Participant and a designated Beneficiary. Those participants with vested account balances more than $5,000 have the option of leaving their accounts invested in the Plan until age 65.

       Participants may make in-service withdrawals from their account of participant deferrals if they have obtained the age of 59-1/2 and all vested amounts if they have obtained the age of 65, based on the terms of the plan.

       Participant Loans

       Participants are permitted to borrow from their account the lesser of $50,000 or 50% of the vested balance of their account for a term of not more than five years with repayment made from payroll deductions. All loans become due and payable in full upon a participant's termination of employment with the Employer. The borrowing constitutes a separate earmarked investment of the participant's account. Interest on the borrowing is based on a formula using the published money call rate on the date of application.

       Amounts Allocated to Participants Withdrawn from the Plan

       The vested portion of net assets available for plan benefits allocated to participants withdrawn from the Plan as of December 31, 1998 and 1997, is set forth below:

                                           1998                  1997
                                         -------               -------
          Stock Fund                     $   186               $  -
          Balanced Fund                      186                 3,661
          Fixed Fund                         166                 6,258
          Equity Fund                        171                27,812
          Aggressive Fund                    180                21,694
          International Fund                 166                17,480
          Other                            2,851                  -
                                         -------               -------
                                         $ 3,906               $76,905
                                         =======               =======

       Forfeitures

       Forfeitures are used to reduce the Employer's required contributions.
          Utilized forfeitures for 1998 and 1997, is set forth below:

                                           1998                  1997
                                         --------              --------
          Stock Fund                     $  3,043              $  2,141
          Balanced Fund                     9,177                 9,643
          Fixed Fund                       21,405                 6,508
          Equity Fund                      11,662                17,501
          Aggressive Fund                   4,089                 5,781
          International Fund                1,716                 2,148
                                         --------              --------
                                         $ 51,092              $ 43,722
                                         ========              ========

       Expenses

       Brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Plan's assets will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. Administrative expenses of the Plan will be allocated to participants' accounts, unless the Employer elects to pay any or all of such costs.

       Tax Determination

       The Plan obtained its latest determination letter on February 23, 1998, in which the Internal Revenue Service stated that the Plan, as amended and restated January 1, 1997, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Internal Revenue Code. Accordingly, the following Federal income tax rules will apply to the Plan:

              Voluntary tax-deferred contributions made under the Plan by a participant and contributions made by the Employer to participant accounts are generally not taxable until such amounts are distributed.

              The participants are not subject to Federal income tax on interest, dividends, or gains in their particular accounts until distributed.

       The foregoing is only a brief summary of certain tax implications and applies only to Federal tax regulations currently in effect.

(2)    SUMMARY OF ACCOUNTING POLICIES

       Basis of Accounting

       The Plan's financial statements are prepared on the accrual basis of accounting. Assets of the Plan are valued at fair value. The preparation of the financial statements in conformity with generally accepted accounting principles requires the Plan's management to use estimates and assumptions that affect the accompanying financial statements and disclosures. Actual results could differ from these estimates.

       Income Recognition

       Purchases and sales of securities are recorded on a trade-date basis.
          Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

       Investment Valuation

       Mutual funds are stated at fair value as determined by quoted market prices, which represents the net asset value of shares held by the Plan at year end. Common stock is valued as determined by quoted market price.

       Net Appreciation (Depreciation) in Fair Value of Investments

       Net realized and unrealized appreciation (depreciation) is recorded in the accompanying statement of changes in net assets available for benefits as net appreciation (depreciation) in fair value of investments.

       Brokerage fees are added to the acquisition costs of assets purchased and subtracted from the proceeds of assets sold.

       Benefit Payments

       Benefits are recorded when paid.

       Reclassification of Prior Year Information

       Certain prior year information has been reclassified to conform with current year presentation.

(3)    INVESTMENTS

       The Plan's investments are held by Scudder Trust Company, a subsidiary of Scudder Kemper Investments, Inc., manager of certain mutual funds in which the Plan invests. The following table presents balances for 1998 and 1997 for the Plan's current investment options. Investments that represent 5 percent or more of the Plan's net assets are separately identified.

                                                                                       1998                   1997
                                                                                    ------------          ------------
          Investments at Fair Value as Determined by
              Quoted Market Price:
                  Common Stock:
                      United Retail Group, Inc. (88,276 and
                           71,029 Shares at a Cost of $655,552
                           and 503,325 for 1998 and 1997,
                           Respectively)                                            $   948,967           $   287,503
                      Other                                                               7,062                 5,973
                  Shares of Registered Investment Companies:
                      Scudder Balanced Fund                                           2,003,077             1,665,349
                      Scudder Cash Investment Trust                                   2,008,561             1,821,467
                      Scudder Growth and Income Fund                                  2,023,589             1,945,426
                      Franklin Small Cap Growth Fund - Class A                          705,645                  -
                      Warburg Pincus International Equity                               337,051               349,042
                      Janus Enterprise Fund                                                -                  685,536
                      Other                                                             275,655               196,955
          Investments at Estimated Fair Value:
                  Participant Loans                                                     336,038               351,094
                                                                                    -----------           -----------
                                                                                    $ 8,645,645           $ 7,308,345
                                                                                    ===========           ===========

       The Plan's investments (including investments bought, sold, and held during the year) appreciation in value for the years ended December 31, 1998 and 1997, is set forth below:

                                                                                      1998                  1997
                                                                                    --------              --------
          Investments at Fair Value as Determined
              by Quoted Market Price:
                  Shares of Registered
                      Investment Companies                                          $206,740              $414,999
                  Common Stock                                                       531,660                52,301
                                                                                    --------              --------
                                                                                    $738,400              $467,300
                                                                                    ========              ========

       Contributions under the Plan may be invested in any one or more of seven investment options: (1) The Company Stock Fund, consisting of common stock of United Retail Group, Inc., (2) the Balanced Fund, which is invested in the Scudder Balanced Fund, (3) the Fixed Fund, which is invested in the Scudder Cash Investment Trust, (4) the Equity Fund, which is invested in the Scudder Growth and Income Fund, (5) the Aggressive Fund, which is invested in the Franklin Small Cap Growth Fund - Class A which replaced the investment in the Janus Enterprise Fund in 1997, (6) the International Fund, which invests in the Warburg Pincus International Equity Fund, and (7) a self-directed brokerage account.

       Participants' voluntary and the Employer's contributions may be invested in any one or more of the options, at the election of the participant, except for the self- directed brokerage account which only allows participants to transfer existing balances based on the terms of the Plan.

       Subsequent to year end the Plan's management replaced the Scudder Cash
          Investment Trust and the Warburg Pincus International Equity Fund with the Scudder U.S. Treasury Money Fund and Janus Overseas Fund, respectively. The Plan's management also added the Scudder Short Term Bond Fund as a new investment option.

(4)    PLAN ADMINISTRATION

       The Plan is administered by a Committee, the members of which are appointed by the Board of Directors of the Employer.

(5)    PLAN TERMINATION

       Although the Employer has not expressed any intent, the Employer has the right under the Plan to discontinue their contributions at any time. United Retail Group, Inc. has the right at any time, by action of its Board of Directors, to terminate the Plan subject to the provisions of ERISA. Upon Plan termination or partial termination, participants will become fully vested in their accounts.

(6)    RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

       The following is a reconciliation of net assets available for benefits per the financial statements to Form 5500:

                                                                              1998                  1997
                                                                           ----------            ----------
          Net Assets Available for Benefits Per
              The Financial Statements                                     $8,645,650            $7,308,345
          Amounts Allocated to Withdrawing
              Participants                                                     (3,906)              (76,905)
                                                                           ----------            ----------
          Net assets Available for Benefits Per
              Form 5500                                                    $8,641,744            $7,231,440
                                                                           ==========            ==========

       The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:

                                                           1998
                                                          ------
          Benefits Paid to Participants Per
              the Financial Statements                   $849,836
          Amounts Allocated to Withdrawing
              Participants at:
                  December 31, 1998                         3,906
                  December 31, 1997                       (76,905)
                                                         --------
          Benefits Paid to Participants Per
              Form 5500                                  $776,837
                                                         ========

       Amounts allocated to withdrawing participants are recorded on Form 5500 for benefit claims that have been processed and approved for payment prior to December 31, but not yet paid as of that date.

                                                                      SCHEDULE I

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 1998

                                         Description of Investment Including Maturity
        Identity of Issuer, Borrower,     Date, Rate of Interest, Collateral, Par or                     Current
          Lessor, or Similar Party                       Maturity Value                       Cost        Value
-----   ----------------------------     --------------------------------------------       --------     --------
  *   United Retail Group, Inc.        88,276 Shares of Common Stock, Par Value $0.001     $  655,552   $  948,967

  *   Scudder Kemper Investments,      105,646.761 Shares of Scudder Balanced Fund, Par     1,660,697    2,003,077
      Inc.                             Value $0.01

  *   Scudder Kemper Investments,      2,008,560.53 Shares of Scudder Cash Investment       2,008,561    2,008,561
      Inc.                             Trust, Par Value $0.01, 7 Day Net Annualized
                                       Yield on 12/30/98 of 4.46%

  *   Scudder Kemper Investments,      76,913.315 Shares of Scudder Growth and Income       1,942,014    2,023,589
      Inc.                             Fund, Par Value $0.01

  *   Scudder Kemper Investments,      2,851.37 Shares of Scudder U.S. Treasury Money           2,851        2,851
      Inc.                             Market Fund, Par Value $0.01, 7 Day Net
                                       Annualized Yield on 12/31/98 of 4.23%

  *   Scudder Kemper Investments,      1,684.48  Shares of Scudder Money market                 1,684        1,684
      Inc.                             Series #23,  Daily Rate on 12/31/98 of 5.1%

      Templeton Franklin Investment    31,264.389 shares of Franklin Small Cap Growth         705,640      705,645
      Services, Inc.                   Fund - Class A, Par Value $0.01

      Warburg Pincus Funds             18,946.069 Shares of Warburg Pincus                    364,315      337,051
                                       International Equity, Par Value $0.01

      Fidelity Investments             1,332.958 of Select Electronics, Par Value $0.01        63,529       62,062

* Represents a party in interest

          The accompanying notes are an integral part of this schedule.

                                                                     SCHEDULE I
                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 1998

                                         Description of Investment Including Maturity
        Identity of Issuer, Borrower,     Date, Rate of Interest, Collateral, Par or                     Current
          Lessor, or Similar Party                       Maturity Value                       Cost        Value
-----   ----------------------------     --------------------------------------------       --------     --------
       T. Rowe Price Associates, Inc.  1,778.75 Shares of T. Rowe Price Science &            62,150         67,005
                                       Technology, Par Value $0.01

       Fred Alger Management           2,982.133 Shares of Spectra Fund, Inc., Par           58,212         75,179
                                       Value $0.01

       Stein Roe                       2,470.784 Shares of Stein Roe Young Investor          56,739         66,069
                                       Fund, Par Value $0.01

       Philip Morris, Inc.             132 Shares of Common Stock, Par Value $0.33 1/3        5,995          7,062

       State Street                    804.58 Shares of Seven Seas Money Market Fund,           805            805
                                       Par Value %0.01, 7 Day Net Annualized Yield on
                                       12/30/98 of 4.83%

       Participant Loans               Interest from 7.5% - 9.25%                              -           336,038
                                                                                         ----------     ----------
                                                                                         $7,588,744     $8,645,645
                                                                                         ==========     ==========

* Represents a party in interest

          The accompanying notes are an integral part of this schedule.

                                                                   SCHEDULE II

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
            ITEM 27b - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS
                                DECEMBER 31, 1998

                                                                              Detail Description of Loan
                                                                              Including Dates of Making
                                                                             and Maturity, Interest Rate,
                                                                               The Type and Value of
                                                                                  Collateral, Any
                                     Principal     Interest     Unpaid         Renegotiation of the Loan
                      Original        Received     Received     Balance          and the Terms of the
     Identity and     Amount of        During       During      End of          Renegotiation and Other      Principal    Interest
  Address of Obligor    Loan            Year         Year        Year               Material Items            Overdue     Overdue
  ------------------  ---------      ---------     --------    ---------     -----------------------------   ---------    --------
Charlene Macaluso     $   1,142      $    -        $   -        $ 1,142     Participant loan secured by      $   1,142    $   151
331 West 75th Place                                                         account balance, issued
Merrillville, In.                                                           5/23/95 at 9.25%.  Balance
SS# ###-##-####                                                             and accrued interest reported
                                                                            as deemed distribution in
                                                                            prior years.

Karen Denoyer             4,200           -            -          4,071     Participant loan secured by          4,071         17
305 N. 59th Street                                                          account balance, issued
Milwaukee, Wi.                                                              8/5/95 at 9.25%.  Reported as
SS# ###-##-####                                                             deemed distribution in prior
                                                                            years.

Laura L. Altobelli        5,106            306          105       3,619     Participant loan secured by          3,619         -
19624 Reno                                                                  account balance, issued
Detroit, Mi                                                                 7/10/96 at 8%.  Reported as
###-##-####                                                                 deemed distribution in the
                                                                            current year.

Laura L. Altobelli        2,000            109           44       1,816     Participant loan secured by          1,816         -
19624 Reno                                                                  account balance, issued
Detroit, Mi                                                                 8/29/97 at 8.25%.  Reported
###-##-####                                                                 as deemed distribution in the
                                                                            current year.

          The accompanying notes are an integral part of this schedule.
                                      F-12

                                                                  SCHEDULE III

                   UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
                            EIN #51-0303670 PLAN #003
                 ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                          Purchases                                     Sales
                                                                   ----------------------------      -------------------------------
                                                                                      Current
                                                                                       Value
                             Description of Asset                                   of Asset on
   Identity of               (Include Interest Rate and             Purchase        Transaction        Selling          Cost of
  Party Involved             Maturity in Case of a Loan               Price            Date              Price           Assets
-----------------            --------------------------            ----------       -----------       ----------       ----------
*Scudder Kemper              Scudder Balanced Fund                 $  469,569       $  469,569       $  340,039        $  293,488
 Investments, Inc.

*Scudder Kemper              Scudder Growth and Income                676,571          676,571          524,265           464,757
 Investments, Inc.           Fund

*Scudder Kemper              Scudder Cash Investment                  565,661          565,661          378,567           378,567
 Investments, Inc.           Trust

 Janus Capital               Janus Enterprise Fund                       -                -             677,312           653,937

 Templeton                   Franklin Small Cap Growth                918,783          918,783          208,231           213,143
 Franklin                    Fund - Class A
 Investment
 Services, Inc.


                               ------------------------------
                                 Current
                                  Value
                               of Asset on
                               Transaction          Net Gain
                                   Date             or (Loss)
                               ----------          ----------
*Scudder Kemper                $  340,039          $  46,551
 Investments, Inc.

*Scudder Kemper                   524,265             59,508
 Investments, Inc.

*Scudder Kemper                   378,567               -
 Investments, Inc.

 Janus Capital                    677,312            23,375

 Templeton                        208,231            (4,912)
 Franklin
 Investment
 Services, Inc.

*Represents a party in interest

          The accompanying notes are an integral part of this schedule.
                                      F-13